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                                                                   Exhibit 23(a)

                         Independent Auditors' Consent
                         -----------------------------

     We consent to the inclusion in the Registration Statement on Form SB-2 of Pinnacle Data Systems, Inc. (dba PDSi) of our report dated March 10, 2000 relating to the balance sheet of Pinnacle Data Systems, Inc. (dba PDSi) as of December 31, 1999 and the related statements of income, stockholders' equity, and cash flows for the two years then ended.


                                             /s/ Hausser + Taylor LLP
                                             ------------------------
                                                 Hausser + Taylor LLP

Columbus, Ohio
September 12, 2000